. . . 1 The 2Q 2024 Investor Presentation should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on July 18, 2024 and the Quarterly Report on Form 10-Q filed with the SEC on August 1, 2024. Exhibit 99.1 OceanFirst Financial Corp. Investor Presentation1 September 2024

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, inflation, general economic conditions, potential recessionary conditions, levels of unemployment in the Company’s lending area, real estate market values in the Company’s lending area, potential goodwill impairment, natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, changes in New York city rent regulation law, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, the availability of low-cost funding, changes in liquidity, including the size and composition of the Company’s deposit portfolio and the percentage of uninsured deposits in the portfolio, changes in capital management and balance sheet strategies and the ability to successfully implement such strategies, competition, demand for financial services in the Company’s market area, changes in consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, a failure to retain or attract employees, the effect of the Company’s rating under the Community Reinvestment Act, the impact of pandemics on our operations and financial results and those of our customers and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on July 18, 2024 and the Quarterly Report on Form 10-Q filed with the SEC on August 1, 2024. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

Overview of OceanFirst

Corporate Overview and Market Data

Ticker	OCFC (NASDAQ)
HQ	Red Bank, NJ
Branch Network	39 branches; 8 commercial banking centers
Core Markets	New Jersey, New York City, Greater Philadelphia
Expansion Markets	Boston and Baltimore

Balance Sheet and Capital (Q2-24)

Assets	$13.3 billion
Net Loans	$10.0 billion
Deposits	$10.0 billion
Non-performing Loans / Loans[1]	0.31%
Tang. Equity / Tang. Assets[2]	9.1%
CET1 Ratio	11.2%

Core Profitability (Q2-24)[2]

Net Income	$22.7 million
EPS	$0.39
Net Interest Margin (%)[3]	2.67%
Efficiency Ratio (%)	63.5%
ROAA (%)	0.68%
ROTCE (%)	8.3%

Q2-24 Loan Portfolio ($'millions)



Home Eq. & Consumer
$242
Residential
$2,978
$5,325
CRE Investor Owned
$616
C&I
$858
CRE Owner Occupied

Q2-24 Deposit Base ($'millions)



Non-interest Bearing
$1,633
Time Deposits
$2,368
Savings
$1,116
$3,668
Interest-bearing Checking
$1,210
Money Market

Tailored Footprint Across Key Markets



Syracuse
Albany
NY
VT
NH
Boston
Worcester
MA
Springfield
Providence
RI
Hartford
CT
Waterbury
Bridgeport
New York
Allentown
PA
Trenton
NJ
Harrisburg
Philadelphia
Baltimore
MD
DE
Dover
WV
VA
Commercial Banking Centers
Retail Branches

3

Note: All data presented is as of June 30, 2024.
(1) PCD loans are not included in these metrics.
(2) For non-GAAP financial measures, please refer to the 'Non-GAAP Reconciliations' in the Appendices for a reconciliation to GAAP financial information.
(3) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information.

. . .Proven Historical Net Interest Income and Loan Growth 4 76,829 120,262 169,218 240,502 255,971 312,951 305,338 377,477 369,731 168,487 3.25% 2015 3.46% 2016 3.52% 2017 3.71% 2018 3.62% 2019 3.16% 2020 2.93% 2021 3.37% 2022 3.02% 2023 2.76% YTD Jun-24 338,826 Net Interest Margin YTD Jun-24 Annualized Net Interest Income Peer Leading Net Interest Income Growth ($’000) Net Interest Income CAGR 18% 1,135 1,187 2,023 2,296 3,492 4,378 5,172 5,354 5,325 687 758 1,046 1,189 1,616 1,504 1,620 1,610 1,474 831 1,704 1,749 2,045 2,321 2,309 2,480 2,862 2,980 2,978 2015 291 2016 281 2017 475 2018 408 2019 339 2020 261 2021 264 2022 251 2023 242 Q2-24 1,988 3,817 3,975 5,589 6,214 7,756 8,623 9,918 193 453 511 10,195 10,019 Home Equity & Consumer Residential Owner Occupied CRE & C&I Investor CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor CRE CAGR 32% Owner Occupied CRE / C&I CAGR 15%

. . .Successful Commercial Loan Growth and Geographic Diversification 5 49% 68% 2015 Q2-24 +19% (Commercial % of Loan Portfolio) Commercial Loans by Geography as of Q2-24 Emphasis on Commercial Increase of $5.8B in commercial loans since 2015 40% 30% 22% 8% New Jersey New York Philadelphia Boston & Baltimore Total: $6.8B

. . .Balanced Approach to Deposit Pricing and Growth 6 Deposit Composition ($’millions) 256 646 867 937 1,373 775 1,542 2,445 2,368 311 673 661 877 898 1,491 1,608 1,488 1,399 1,116 153 784 736 714 1,022 1,210 860 1,627 1,954 2,350 2,539 3,647 4,202 3,830 3,912 3,668 337 783 757 1,151 1,377 2,133 2,412 2,101 1,657 1,633 2015 459 2016 364 607 2017 570 2018 578 2023 Q2-24 1,917 4,188 4,343 5,815 6,329 9,428 9,733 9,675 10,435 9,994 202120202019 2022 Non-interest-bearing deposits Interest-bearing deposits Money Market Savings Time deposits Strong Deposit Growth ($’millions) 4,343 9,733 9,675 10,435 9,994 2,123 1,616 1,894 123 2015 2016 2017 2018 449 2019 2020 2021 2022 2023 Q2-24 1,917 4,188 5,815 6,329 9,428 Acquired Deposits Organic Deposits 53% 47% Commercial Consumer Total: $10.0B Deposit Stratification

. . .Conservative Credit Risk Profile 7 2016 0.01% 0.36% 0.05% 0.11% 2017 0.03% 0.10% 0.05% 0.13% 2018 0.00% 0.12% 0.04% 0.12% 2019 0.02% 0.30% 0.03% 0.11% 2020 0.00% 0.12% 0.02% 0.07% 2021 0.00% 0.11% 0.02% 0.06% 2022 0.00% 0.19% 0.02% 0.05% 2023 0.00% 0.22% 0.02% 0.01% Q2-24 0.35% 0.52% 0.31% 0.29% 0.47% 0.07% 0.19% 0.26% 0.31% 0.08% 0.05% 0.21% 0.22% Commercial & Industrial Commercial Real Estate Consumer Residential (1) PCD loans are not included in these metrics. Refer to “Asset Quality” section in the Earnings Release for additional information. 0.45% 0.35 0.73 0.89 2016 0.54% 0.52 0.69 0.85 2017 0.25% 0.60 0.75 2018 0.22% 0.47 0.19 0.40 0.50 2022 0.19% 0.26 0.38 0.47 0.32% 0.23% 0.31 0.41 0.50 Q2-24 0.64 0.85 2019 2020 0.31 0.73 0.16% 0.22 0.59 0.44 0.62 0.29 2021 0.15% 2023 NPA/Assets NPL/Loans Peer Average NPA/Assets Peer Average NPL/Loans Continued Focus on Credit Risk1Non-performing Loans by Type as % of Loans1

. . . 96 85 118 127 147 185 250 345 347 342 7 7 8 9 9 12 13 13 14 14 0 2 4 6 8 10 12 14 16 18 20 0 50 100 150 200 250 300 350 400 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q2-24 Assets per Branch Assets per FTE Operational Efficiency 8 Deposits per Branch ($’millions) 2 (64) bps2.39% 1.75% 2015 Q2-24 Annualized Core Non-interest Expense1 to Total Avg. Assets 71 69 94 99 113 152 207 255 268 256 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q2-24 3.6x Operating Efficiency ($’millions) 2015 20 2 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information.

. . .Business Model Strength Driving Significant Capital Return 9 $0.49 $0.55 2014 $0.94 $13.67 2015 $1.04 $1.55 $12.94 2016 $1.09 $2.15 $13.58 2017 $1.39 $2.77 $14.26 2018 $1.97 $3.45 $15.13 2019 $2.25 $4.13 $14.98 2020 $2.86 $4.81 $15.93 $1.01 $2.98 $5.55 $17.08 2022 $2.98 $6.35 $18.35 2023 $3.24 $6.55 $18.63 Q1-24 $12.33 $13.95 $15.62 $15.53 $12.33 $18.42 $20.55 $21.36 $23.60 $25.61 $27.68 $28.42 20212013 $12.91 Q2-24 $29.01 $3.33 $6.75 $18.93 $16.82 Cumulative Share Repurchase/Share Cumulative Dividends/Share TBVPCS The growth in TBV per common share (TBVPCS1) is attributed to: ▪ Minimally dilutive and strategic acquisitions in critical new markets ▪ Stable and competitive dividend ▪ 110th consecutive quarter ▪ Historical Payout Ratio of 30% to 40% ▪ Repurchased 338,087 shares in Q2-24 ▪ 1.6 million shares available to be repurchased ▪ Total repurchases of 1,295,914 shares in YTD Jun-24. (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. Growth Since 2013 Tangible Book Value per Share 1 53.5% Total Capital Return per Share 135.3%

. . . I N V E S T O R P R E S E N T A T I O N 10 Quarterly Earnings Update

. . .Q2-24 Financial Highlights 11 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) CET1 ratio represents an estimate as of Q2-24. (3) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. Financial Highlights $0.39 Core Diluted EPS (1) $82 million Net Interest Income 0.68% Core ROAA (1) 8.26% Core ROTCE (1) $0.56 Core PTPP Diluted EPS (1) 11.2% CET1 Ratio (2) ▪ Asset quality metrics remain strong. Criticized and classified loans, non-performing loans, and loans 30 to 89 days past due as a percent of total loans were 1.42%, 0.33%(3), and 0.10%, respectively. ▪ Increase in CET1 ratio by 20 bps to 11.2%. Capital is robust and above “well capitalized” levels. ▪ The Company continued to build capital while resuming share purchases, repurchasing 338,087 shares totaling $5.0 million in Q2-24. Year to date repurchases total 1,295,914 shares or $20.1 million.

. . .Loan Portfolio Trends 12 Moderated Loan Growth in the Portfolio ($’millions) ▪ Loan growth has moderated with the expectation of low to mid-single digit annualized growth by Q4-24. ▪ Loan yields plateaued for Q2-24 due to payoffs but are expected to rise as our existing portfolio reprices. 5,320 5,334 5,354 5,323 5,325 982 957 944 915 858 620 652 666 677 616 2,907 2,928 2,980 2,965 2,978 5.17% 255 Q2-23 5.30% 252 Q3-23 5.40% 251 Q4-23 5.46% 246 Q1-24 5.46% 242 Q2-24 10,084 10,124 10,195 10,126 10,019 Average Loan Yield Home Equity & Consumer Residential C&I CRE Owner Occupied CRE Investor Owned

Diversified CRE Portfolio with Conservative Risk Profile

CRE Investor Owned - Collateral Details				
$'millions	CRE: Investor Owned	% of Total	WA LTV	WA DSCR
Office	1,097	23.5%	56.0	1.70
Retail	1,085	23.3%	54.4	1.93
Multi-Family	886	19.0%	57.4	1.66
Industrial / Warehouse	718	15.4%	51.4	2.02
Hospitality	164	3.5%	47.0	2.09
Other (1)	714	15.3%	46.7	1.79
CRE: Investor Owned	4,664	100.0%	53.4	1.82
Construction	661			
CRE IO and Construction Total	5,325			

- Underlying collateral is diversified.
- Low concentration in the Multi-Family portfolio, which represents 7% of total assets.
- Maturity wall is modest and has a minimal impact: Our CRE investor owned maturity wall, totaling $891 million (or 9% of total loans), is set to mature in 2024 and 2025 with weighted average rates of 5.80% and 5.59%, for each respective cohort.
  - A repricing analysis[(2)] was performed on the vast majority of the CRE Investor and Construction portfolio. Results indicated the borrowers continue to service debt without unusual stress.
  - The weighted average DSCR of loans after stressing the portfolio at an interest rate of 7% is 1.21x.

CRE Investor Owned Portfolio by Geography



Other
9%
MD/DC
MA
3%
3%
NY
32%
NJ
25%
27%
PA/DE

The concentration in NYC rent-regulated[3] multi-family loans is de-minimis, representing 0.31% of total assets.

NYC Office Central Business District (CBD) is also de-minimis, representing 0.11% of total assets.

CRE Investor Owned - Maturity Wall					
	Balance	Weighted Average			% of
Maturity Year	($'millions)	Rate	LTV	DSCR	Loans
2024	277	5.80	63.36	1.70	2.77%
2025	612	5.59	53.13	1.74	6.11%
Total	889	5.65	56.32	1.73	8.88%

Notes:
- All data represents CRE Investor balances, excluding purchase accounting marks and Construction as of June 30, 2024, unless otherwise noted.
- WA LTV represents the weighted average of loan balances as of June 30, 2024 divided by their most recent appraisal value, which is generally obtained at the time of origination.
- WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan's respective annual debt service based on the most recent credit review of the borrower.
- WA rate includes borrower fixed rate exposure for loans with swap contracts and excludes any benefit from back-to-back rate swaps.

Footnotes:
(1) Other includes underlying co-operatives, single purpose, stores and some living units / mixed use, investor owned 1-4 family, land / development, and other.
(2) Repricing analysis as of Q1-23 included stressing portfolio with an increase to 7% interest rates while keeping underwritten rents constant. We actively track CRE loan underlying cash flows and noted no material change from Q1-23. As such, we have deemed the results from the repricing analysis to be relevant for the current quarter.
(3) Rent-regulated multi-family is defined as buildings with >50% rent-regulated units.

13

OceanFirst

Quarterly Credit Trends (1 of 2)

Strong asset quality trends driven by prudent loan growth and credit decisioning.

Non-Performing Loans and Assets ($'000)(1)

In Q3-23, the Bank charged-off $8 million on a single CRE credit relationship. In Q2-24, the Bank charged off an additional $1.6 million relating to the same relationship. The underlying property for this credit is contracted to liquidate in Q3-24; no further charge-offs are anticipated.



0.19%
0.27%
0.26%
0.31%
0.31%
8,783
8,783
8,783
7,183
0.14%
0.20%
0.19%
0.23%
0.23%
19,587
18,138
17,582
22,703
23,398
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
NPL to total loans
NPA to total assets
NPL - single CRE relationship
Non-performing loans

Note: Excluding the single CRE credit relationship under contract for liquidation, NPL / total loans and NPA / total assets at June 30, 2024 would be 0.23% and 0.18% on a pro forma basis, respectively.

(1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information.

Special Mention and Substandard Loans ($'000)

Criticized loans as a % of total loans remain low at 1.42% as of Q2-24 compared to 2.06% as of Q4-19 (pre-pandemic).



2.53%
2.70%
2.96%
2.99%
3.45%
OCFC 10-Year (2014-2023) Average Criticized Loans / Total Loans = 2.40%
1.18%
1.30%
1.44%
1.65%
1.42%
30,859
44,940
40,386
69,283
49,767
88,152
86,596
106,551
98,240
92,847
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Peer Average Criticized Loans / Total Loans
OCFC Criticized Loans / Total Loans
Special Mention
Substandard

Note #1: At June 30, 2024, of the Special Mention loans and Substandard loans represented above, 94.2% and 78.2% were current on payments, respectively.

14

OCEANFIRST

. . .Quarterly Credit Trends (2 of 2) 15 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’000) 0.10% 0.61% Q2-23 0.09% 0.63% Q3-23 0.07% 0.66% Q4-23 0.07% 0.66% Q1-24 0.06% 0.69% Q2-24 0.71% 0.72% 0.73% 0.73% 0.75% PCD & General Credit Marks ACL 1,229 10,283 3,153 591 3,114 123 8,271 35 349 1,452 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Provision Expense Net Charge-offs (Recoveries) Charge-offs driven by a single commercial real estate relationship. Noted credit is being contracted for liquidation in Q3-24. NCOs to avg. loans totaled 0.08% in 2023 and 0.04% (YTD annualized) in 2024.

. . . COVID-19 Pandemic Track Record of Strong Credit Performance 16 ▪ From 2006 to Q2-24, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s CRE NCO to average CRE loans totaled 7 bps per year compared to 70 bps for all commercial banks between $10 - $50 billion in assets. ▪ From 2006 to Q2-24, peak CRE net charge-offs to average CRE loans for OCFC totaled 47 bps in 2020, related to proactively de- risking our balance sheet. Peak CRE charge-offs for commercial banks between $10 - $50 billion in assets were 455 bps in 2010. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1-24 Q2-24 OCFC CRE NCO / Avg Assets OCFC NCO / Avg Assets Commercial Banks ($10-50 bn) CRE NCO / Avg Assets Commercial Banks ($10-50 bn) NCO / Avg Assets Global Financial Crisis Cumulative CRE charge-offs for OCFC between 2006 and Q2-24 were minimal, totaling $37 million. Hurricane Sandy Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag.

. . .Deposit Trends 17 (1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022. ▪ Non-maturity deposits decreased by $290 million (or 4%) from the prior quarter. ▪ High-yield savings declined by $96 million from the previous quarter as this portfolio was repriced. ▪ The increase in Q2-24 time deposits was primarily driven by retail CD growth to replace brokered CD run-off of $142MM. Shift in Deposit Mix to Drive Retention ($’millions) 29.00% 1.67% Q2-23 35.00% 2.02% Q3-23 38.00% 2.21% Q4-23 40.00% 2.31% Q1-24 42.00% 2.40% Q2-24 Deposit Beta (1) Cost of Deposits (Spot) 2,766 2,654 2,445 2,320 2,368 770 860 1,022 1,151 1,210 1,230 1,484 1,399 1,260 1,116 3,538 3,709 3,912 3,866 3,668 1,854 1,827 1,657 1,640 1,633 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 10,158 10,534 10,435 10,237 9,994 Non-Int. Bearing Int. Bearing Checking Savings Money Market Time Deposits Deposit Beta and Cost Trend 29% 35% 38% 40% 42% Cost of Deposits Type of Account Qtr. Avg. Jun 30 Spot Int. Bearing Checking 2.19% 2.16% Money Market 3.56% 3.61% Savings 0.90% 0.83% Time Deposits 4.46% 4.55% Total (incl. non-int bearing) 2.37% 2.40%

. . .Net Interest Income and Net Interest Margin Trends 18 (1) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. Core NIM1 vs NIM NIM Bridge Q1-24 NIM -0.10 Change in balances, rate environment and funding mix/shift Q2-24 NIM 2.81% 2.71% 3.02% 2.97% Q2-23 2.91% 2.85% Q3-23 2.82% 2.77% Q4-23 2.81% 2.77% Q1-24 2.71% 2.67% Q2-24 NIM Core NIM Net Interest Income ($’000) 92,109 Q2-23 90,996 Q3-23 87,824 Q4-23 86,224 Q1-24 82,263 Q2-24 Net Interest Income Headwinds ▪ Competitive market environment as peers compete on rate for quality credit. ▪ Remaining disciplined on deposit pricing and managing funding costs.

. . . Core Efficiency Ratio1 Expense Discipline and Focused Investment 19 Core Non-Interest Expense (1) ($’000) 8,629 8,411 7,999 7,761 8,377 5,083 5,258 2,858 2,732 2,161 6,165 6,086 6,430 5,956 6,018 2,465 2,557 2,723 2,717 2,685 6,366 6,638 6,390 6,329 6,243 34,222 35,534 32,126 32,759 33,136 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 62,930 64,484 58,526 58,254 58,620 Compensation & employee benefits Occupancy & Equipment FDIC & regulatory assessments Data processing Professional fees Other Opex 61.94% Q2-23 64.29% Q3-23 60.02% Q4-23 61.05% Q1-24 63.47% Q2-24 1.87% 1.88% 1.71% 1.73% 1.75% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2)Other Opex includes marketing, check card processing, amortization of CDI, and other expenses. ▪ Q2-24 core non-interest expenses increased modestly (0.6%) from the prior quarter to $58.6MM. (2)

. . .Generating Consistent Returns 20 Book Value and Tangible Book Value per Common Share ($)1, 2 Core ROAA1, ROTE1, and ROTCE1 • Tangible book value per common share increased by $1.21 (or 7%) compared to the same quarter last year. • Capital remains strong and above “well capitalized” levels. • Repurchased 338,087 shares in the quarter totaling $5.0MM. • Share repurchase authorization totaling 1.6 million shares. Capital Management ($’millions) 17.72 17.93 18.35 18.63 18.93 27.37 27.56 27.96 28.32 28.67 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Book Value per Share Tangible Book Value per Common Share 9.84% 10.36% 0.81% Q2-23 6.54% 6.88% 0.54% Q3-23 9.20% 9.67% 0.77% Q4-23 8.91% 9.36% 0.76% Q1-24 7.86% 8.26% 0.68% Q2-24 Core ROTE Core ROTCE Core ROAA 12 12 12 12 12 15 5 8.51% 10.20% 0 Q2-23 8.64% 10.40% 0 Q3-23 8.80% 10.90% 0 Q4-23 8.92% 11.00% Q1-24 9.08% 11.20% Q2-24 Tangible Stockholders’ Equity to Tangible Assets1 CET1 Share Repurchases Common Dividend (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) CET1 ratio represents an estimate as of Q2-24. 10.2 10.4% 10.9% 1. 11.2

. . .Management 2024 Outlook 21 Loans Deposits Operating Expenses Net Interest Margin Capital • Loan growth has moderated but is expected to return to growth in H2-24. We expect low to mid-single digit annualized growth by the fourth quarter driven by C&I growth. • Maintain loan-to-deposit ratio ~100% for the entire year. • Continued mix shift may pressure funding costs. Low to mid-single digit annualized growth by Q4-24 Growth consistent with loan growth $58MM - $60MM per quarter Modest compression / stability remainder of the year Robust CET1 ratio (>10%) Guidance Key Assumptions / Commentary • Some level of quarterly volatility may occur. • We expect to maintain our common equity tier 1 ratio above 10%. • Further share repurchases dependent on other capital deployment opportunities. • Stabilization is subject to interest rate, loan growth, and funding trends.

. . . I N V E S T O R P R E S E N T A T I O N 22 Appendix

Conservative Risk Profile of Investor CRE Office & Construction

CRE Investor Owned: Office + Construction

$'millions	Balance	% of Office	% of Total Loans	WA LTV	WA DSCR
General Office	548	50.0%	5.5%	51.3	1.75
Life Sciences & Medical	287	26.2%	2.9%	57.3	1.74
Credit Tenant	262	23.9%	2.6%	64.4	1.54
Office	1,097	100.0%	10.9%	56.0	1.70
Construction	661		6.6%		
Office + Construction	1,757		17.5%		

CRE Investor Owned: Office + Construction CBD Bifurcation

$'millions	Balance	% of Total	% of CBD
MA	43	2.4%	34.8%
NJ	43	2.5%	35.4%
PA	22	1.3%	18.2%
NY	14	0.8%	11.6%
Central Business District	123	7.0%	100.0%
Non Central Business District	1,634	93.0%	
Office + Construction	1,757	100.0%	

Central Business District (CBD): Office + Construction

$'millions	Balance	% of Total	WA LTV	WA DSCR
Credit Tenant	43	35.4%	60.7	1.79
General Office	40	32.4%	56.2	1.73
Life Sciences & Medical	39	32.2%	80.6	1.32
CBD - Office & Construction	123	100.0%	65.6	1.62
Single CRE relationship to be liquidated in Q3-24	7			
Adjusted CBD: Office & Construction	116			

Portfolio Highlights

- 98% of Office & Construction loans are pass-rated (not classified or criticized).
- 93% of Office & Construction loans are classified as non-Central Business District loans.
- CBD loans comprise <1% of total assets and have a weighted average LTV of 65.6 and weighted average DSCR of 1.62.
- Office portfolio is primarily secured by small properties with >70% of the portfolio secured by properties of 300K SF or smaller.
- The average loan size of the office portfolio is $4.6 million with 47% of the portfolio under $1 million and 79% under $5 million.

Notes:

- All data represents CRE Investor balances, excluding purchase accounting marks and Construction as of June 30, 2024, unless otherwise noted.
- WA LTV represents the weighted average of loan balances as of June 30, 2024 divided by their most recent appraisal value, which is generally obtained at the time of origination.
- WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan's respective annual debt service based on the most recent credit review of the borrower.

23

OceanFirst

. . . Hurricane Sandy Global Financial Crisis COVID-19 Pandemic Northeast Outperforms Through Credit Cycles… 24 ▪ Historically, net charge-offs for Northeastern headquartered banks have greatly outperformed major exchange traded U.S. banks headquartered in other regions ▪ Median net charge-offs / average assets for Northeastern banks averaged 15 bps during the Global Financial Crisis compared to 50 bps for other regions. In Q2-24, median NCOs / average assets totaled 1 bp for Northeastern banks versus 5 bps for other regions Source: SNL Financial. Multiple of Northeast GFC Peak NCOs 1.3x 1.7x 2.6x 6.0x3.4x 0.24% 0.32% 0.40% 0.63% 0.80% 1.43% Northeast Southwest Mid Atlantic Midwest Southeast West 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1'24 Q2'24 Northeast NCO / Avg Assets Mid-Atlantic NCO / Avg Assets Southeast NCO / Avg Assets Midwest NCO / Avg Assets Southwest NCO / Avg Assets West NCO / Avg Assets Q2’24 NCOs Southeast 0.09% Southwest 0.07% Midwest 0.05% Mid Atlantic 0.05% West 0.05% Northeast 0.01%

. . . Hurricane Sandy Global Financial Crisis COVID-19 Pandemic …With a Similar Story in Commercial Real Estate Portfolios 25 ▪ Northeastern banks’ CRE portfolio net charge-offs have also historically outperformed major exchange traded banks in other regions ▪ Median CRE net charge-offs / average assets for Northeastern banks averaged 2 bps during the Global Financial Crisis compared to 6 bps for other regions Source: SNL Financial. GFC Peak CRE NCOs 1.4x 1.7x 3.3x 6.2x4.2x 0.03% 0.04% 0.04% 0.09% 0.11% 0.16% Northeast Southwest Mid Atlantic Southeast Midwest West Multiple of Northeast 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1'24 Q2'24 Northeast NCO / Avg Assets Mid-Atlantic NCO / Avg Assets Southeast NCO / Avg Assets Midwest NCO / Avg Assets Southwest NCO / Avg Assets West NCO / Avg Assets

. . .Non-GAAP Reconciliations (1 of 2) Non-GAAP Reconciliation For the Three Months Ended $'000 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Core Earnings: Net income available to common stockholders (GAAP) 23,369 27,663 26,678 19,663 26,793 Add (less) non-recurring and non-core items: Net (gain) loss on equity investments (887) (1,923) (2,176) (1,452) 559 Net gain on sale of trust business - (1,162) - - - FDIC special assessment - 418 1,663 - - Income tax expense (benefit) on items 188 642 129 351 (162) Core earnings (Non-GAAP) 22,670 25,638 26,294 18,562 27,190 Income tax expense 7,082 10,637 8,591 6,459 8,996 Provision for credit losses 3,114 591 3,153 10,283 1,229 Less: income tax expense (benefit) on non-core items 188 642 129 351 (162) Core earnings PTPP (Non-GAAP) 32,678 36,224 37,909 34,953 37,577 Core earnings diluted earnings per share 0.39 0.44 0.45 0.32 0.46 Core earnings PTPP diluted earnings per share 0.56 0.62 0.65 0.59 0.64 Core Ratios (Annualized): Return on average assets 0.68 0.76 0.77 0.54 0.81 Return on average tangible stockholders' equity 7.86 8.91 9.20 6.54 9.84 Return on average tangible common equity 8.26 9.36 9.67 6.88 10.36 Efficiency ratio 63.47 61.05 60.02 64.29 61.94

. . .Non-GAAP Reconciliations (2 of 2) Non-GAAP Reconciliation $'000 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Tangible Equity Total stockholders' equity 1,676,669 1,665,837 1,661,945 1,637,604 1,626,283 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 7,859 8,669 9,513 10,489 11,476 Tangible stockholders' equity 1,162,664 1,151,022 1,146,286 1,120,969 1,108,661 Less: Preferred Stock 55,527 55,527 55,527 55,527 55,527 Tangible common equity 1,107,137 1,095,495 1,090,759 1,065,442 1,053,134 Tangible Assets Total Assets 13,321,755 13,418,978 13,538,253 13,498,183 13,538,903 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 7,859 8,669 9,513 10,489 11,476 Tangible assets 12,807,750 12,904,163 13,022,594 12,981,548 13,021,281